                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

          As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 5, 2001 included in Boron, LePore & Associates, Inc. Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.


                                                         /s/ Arthur Andersen LLP
                                                         -----------------------
                                                             Arthur Andersen LLP

July 24, 2001
Roseland, New Jersey